CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of FSF Financial Corp. (the "Company") on Form 10-Q for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Donald A. Glas, Chief Executive Officer, and Richard H. Burgart, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



/s/ Donald A. Glas                               /s/ Richard H. Burgart
------------------------                         ------------------------
Donald A. Glas                                   Richard H. Burgart
Chief Executive Officer                          Chief Financial Officer




August 8, 2003


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